                                                                   Exhibit 10.21




                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

                                TABLE OF CONTENTS

  ARTICLE                                                                     PAGE
  -------                                                                     ----
               Preamble........................................................2
     1         Business Reinsured..............................................2
     2         Cover...........................................................3
     3         Loss Limit......................................................3
     4         Loss Corridor...................................................4
     5         Loss Ratio Cap..................................................4
     6         Commencement and Termination....................................4
     7         Territory.......................................................5
     8         Exclusions......................................................5
     9         Reinsurance Premium.............................................7
     10        Premium Cap.....................................................8
     11        Provisional Ceding Commission...................................8
     12        Adjustment of Ceding Commission.................................9
     13        Accounts and Remittances........................................9
     14        Interlock......................................................10
     15        Definitions....................................................11
     16        Original Conditions............................................13
     17        Special Provisions.............................................14
     18        Loss and Loss Adjustment Expense...............................14
     19        Offset.........................................................14
     20        Currency.......................................................15
     21        Loss Reserve Funding...........................................15
     22        Taxes..........................................................17
     23        Federal Excise Tax.............................................17
     24        Inspection.....................................................18
     25        Delay, Omission or Error.......................................18
     26        Insolvency.....................................................18
     27        Arbitration....................................................19
     28        Service of Suit................................................20
     29        Entire Contract................................................21
     30        Severability...................................................21
     31        Intermediary...................................................21
     32        Mode of Execution..............................................21
               Company Signature..............................................22

ATTACHMENTS

           Nuclear Incident Exclusion Clause - Physical Damage -
           Reinsurance - U.S.A................................................23
           Nuclear Incident Exclusion Clause - Liability -
           Reinsurance - U.S.A................................................25

                                    1 of 29

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

                                (the "Contract")

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  (individually and collectively the "Company")

                                       by

                 THE SUBSCRIBING REINSURER(S) IDENTIFIED IN THE
                     INTERESTS AND LIABILITIES AGREEMENT(S)
                  ATTACHED TO AND FORMING PART OF THIS CONTRACT

                                (the "Reinsurer")

                                   ARTICLE 1

BUSINESS REINSURED

This Contract is to share with the Reinsurer the interests and liabilities of the Company's Loss on its Net Retained Liability under all Policies, endorsements, and/or other evidences of liability for Private Passenger Automobile Physical Damage and Liability business written or renewed by or on behalf of the Company in the States of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee during the Contract Year (hereinafter referred to as "Policy(ies)"), subject to the terms and conditions herein contained.



                                     2 of 29

                                   ARTICLE 2

COVER

A. Subject to the limits hereof, the Company will cede, and the Reinsurer will accept as reinsurance, a 25% share of the Company's Loss arising from its Net Retained Liability for all business reinsured hereunder as respects Policies with new or renewal Policy periods effective during the Contract Year.

B. Notwithstanding the above, the Reinsurer's liability under this Contract and the Companion Contract for Loss classified by the Company as "Property Loss" will be limited to $1,000,000 per Loss Occurrence (i.e., the maximum property reinsurance recovery from this Contract is $1,000,000 per Loss Occurrence). Any reduction in coverage under this Contract under the terms of this paragraph will be in the same proportion that the Loss under this Contract for the Loss Occurrence bears to the total Loss under this Contract and the Companion Contract for the Loss Occurrence.

C. The Company is permitted to carry an Excess Cessions reinsurance contract that inure~ to the benefit of this Contract, as well as other Quota Share and Excess Catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company.

                                   ARTICLE 3

LOSS LIMIT

For purposes of determining the liability of the Reinsurer, the limits of liability of the Company for Loss with respect to any one Policy shall be deemed not to exceed the greater of the minimum statutory limits in the applicable state in which the Company is licensed, or the following:

         Automobile Bodily Injury Liability          $10,000 per person/$20,000 per occurrence
         Property Damage Liability                   $5,000 per occurrence
         Uninsured/Underinsured Motorists
            Bodily Injury Liability                  $10,000 per person/$20,000 per occurrence
         Uninsured/Underinsured Motorists
            Property Damage Liability                $5,000 per occurrence
            Personal Injury Protection               Statutory Coverages
            Medical Payments                         $10,000 per person

These limits of liability are further subject to the following maximum limits:

         Automobile Physical Damage                  $75,000 each vehicle, or so deemed.





                                     3 of 29

                                   ARTICLE 4

LOSS CORRIDOR

As respects Policies with effective or renewal dates during the Contract Year, the Company shall retain, under this Contract and the Companion Contract, 100% of Losses Incurred above a Loss Ratio of 71.5%. The Company will remain liable for such Losses Incurred unless the Losses Incurred exceeds a Loss Ratio of 93.0%, at which point the Reinsurer's liability will resume (based on its pro rata share) for any Losses Incurred in excess of an 93.0% Loss Ratio. Said additional retention is called the "Loss Corridor." The Loss Corridor is not subject to any effect from a deficit carryforward from prior Contract Years.

                                   ARTICLE 5

LOSS RATIO CAP

The Reinsurers' liability for further Losses under Policies written or renewed during the Contract Year will cease in the event the Loss Ratio for the Contract Year exceeds 106.5%. That is, the Reinsurers' aggregate limit of liability under this Contract and under the Companion Contract, after application of the Loss Corridor, shall be an amount equal to 85.0% of the Ceded Gross Net Earned Premium of the Company under this Contract and the Companion Contract, after application of the Cessions Contracts, effective at 12:01 a.m., Central Standard Time, January 1, 2002, as respects policies written or renewed during the Contract Year. Should this occur on the Contract Year, the Company will retain, under this Contract and the Companion Contract, all liability for further Losses beyond the 106.5% Loss Ratio Cap.

                                   ARTICLE 6

COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Central Standard Time, January 1, 2002, and shall remain in full force and effect until terminated as provided in the following paragraph.

B. This Contract may be terminated by either party at 12:01 a.m., Central Standard Time, on January 1, 2003, or any January 1 thereafter by giving to the other party not less than 90 days' notice by certified or registered mail, return receipt requested.

C. Either party to this Contract shall also have the right to cancel this Contract immediately by giving written notice to the other party by certified or registered mail in the event that one party:

         1. has its financial condition impaired by a reduction of surplus as regards policyholders of 25% or more in any 12-month period from the inception date of this Contract.



                                     4 of 29

         2. is declared insolvent or put in liquidation by any competent regulatory authority or court of competent jurisdiction.

D. It is understood and agreed that should the Company enter any arrangement either by way of shareholding or management or otherwise, under which effective legal or presumptive control of 50% or more is assumed by any other individual or organization than that which pertained at the time this Contract became effective, the Company shall forthwith notify the Reinsurer.

         Acting upon such actual notice, or upon constructive notice thereof by any other means, the Company shall have the right to terminate this Contract by giving not less than 90 days' notice from the closing date of the arrangement, by registered letter stating therein the date of termination.

E. The Reinsurer will remain liable for 12 months run-off, plus six months of odd time, for all Policies in force on the date of termination, unless the Company elects to terminate coverage on a cut-off basis, such election to be made by the Company in writing within 30 days of the date of termination.

F. Notwithstanding the foregoing, in the event the Company is required by statute, regulation or by order of any court or regulatory authority to
         (i) continue a Policy or Policies subject hereto in force, (ii) renew the coverage under a Policy or Policies through the issuance of a renewal Policy or Policies, or (iii) accept new insurance business, after termination the Reinsurer agrees to extend reinsurance coverage hereunder with respect to such Policy or Policies until the Company may legally cancel, nonrenew or otherwise eliminate its liability under such Policy or Policies, such extended coverage will not exceed 24 months after the termination of the Contract.

                                   ARTICLE 7

TERRITORY

This Contract shall cover wherever the Company's original Policies cover but is limited to Losses occurring on Policies issued to insureds located in the United States of America and its territories and possessions.

                                   ARTICLE 8

EXCLUSIONS

This Contract shall not apply to and specifically excludes the following perils, risks and classes of business:



                                     5 of 29

         1. As regards interests which at time of Loss or damage are on shore, no liability shall attach hereto in respect of any Loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or marital law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under Policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

         2. Business excluded by the following attached Nuclear Incident Exclusion Clauses:

                  (a) Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

                  (b) Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

         3. Pools, Associations and Syndicates, except Losses from Assigned Risk Plans or similar plans are not excluded. It is further agreed that business ceded to the North Carolina Reinsurance Facility is excluded hereunder.

         4.       Reinsurance except for Agency and Intra Group Company
                  Reinsurance.

         5. Mortgage Impairment Insurance or other similar covers, however styled.

         6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund (other than recoupment fees), insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         7. Products Liability, Professional Malpractice Liability, Directors' & Officers' Liability, Securities and Exchange Commission Liability, Workers' Compensation and Employers' Liability.

         8. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

                  (a)      As a public or livery conveyance;

                  (b)      Emergency vehicles;



                                     6 of 29

                  (c) Drive yourself motor vehicles available for leasing periods of less than six months;

                  (d)      Automobiles used in speed contests and races;

                  (e)      Motorcycles.

         9.       Commercial Automobile Physical Damage and Liability business.

         10. Accidental Death, Towing and Rental Reimbursement, and Life Insurance when written as such.

         11. Coverages written in conjunction with Motor Club memberships, Accident Hospital Indemnity, Vehicle Protection Plans or Travel Protection Plans.

         12. Losses arising from seepage and pollution, provided, however, that this exclusion will not apply, if and when a court invalidates the Company's pollution liability exclusion notwithstanding that such liability was intended to be excluded from coverage.

         13.      Extra contractual obligations and excess policy limits awards.

In the event the Company becomes bound on an excluded risk without its knowledge, either as a result of an existing insured extending its operations or through an inadvertent error by an agent, the exclusions hereunder, other than exclusions 1, 2, 4, 6 and 12, shall be suspended with respect to such insured risk until 30 days after an underwriting supervisor of the Company acquires knowledge thereof and until the Company can legally cancel or terminate its coverage of such risk.

Business which is beyond the terms, conditions or limitations of this Contract may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Contract except as modified by the special acceptance.

                                   ARTICLE 9

REINSURANCE PREMIUM

Company shall pay the Reinsurer its quota share percentage of the Gross Net Written Premium.



                                     7 of 29

                                   ARTICLE 10

PREMIUM CAP

A. As respects the Contract Year beginning January 1, 2002, the Company's Gross Net Written Premium for Policies subject to this Contract and for Policies subject to the Companion Contract shall not exceed the following Premium Caps:

         -----------------------------------------------------------------------------
                               LOCATION                      GROSS NET WRITTEN PREMIUM

         -----------------------------------------------------------------------------
         Florida                                                     $150,000,000
         -----------------------------------------------------------------------------
         Louisiana                                                   $ 15,000,000
         -----------------------------------------------------------------------------
         Arkansas, Georgia, Kentucky, Mississippi, North             $135,000,000
         Carolina, South Carolina and Tennessee combined
         -----------------------------------------------------------------------------
         TOTAL FOR ALL STATES                                        $300,000,000
         -----------------------------------------------------------------------------

B. If any Premium Cap is exceeded, or is projected by the Company to be exceeded, during the Contract Year, the Reinsurer shall have the right to waive the Premium Cap, or to invoke either of the following options within 30 days of the date the Premium Cap is exceeded or projected to be exceeded:

         1. Reduce the quota share percentage under this Contract and the Companion Contract, as respects the business for which the Premium Cap is exceeded, to the proportion that 25% of the Premium Cap bears to the total Gross Net Written Premium under this Contract and the Companion Contract in the state(s) to which the Premium Cap applies; or

         2. As respects Policies issued in the state(s) in which the Premium Cap is exceeded, exclude from cession under this Contract and the Companion Contract all such Policies issued after the Premium Cap is reached (as estimated after returns and cancellations).

         Failure to invoke an option within 30 days will constitute waiver of the Premium Cap.

                                   ARTICLE 11

PROVISIONAL CEDING COMMISSION

A. The Reinsurer shall allow the Company a provisional ceding commission of 25.0% of the ceded Gross Net Written Premium remitted to the Reinsurer as per subparagraph A.2. of the Accounts and Remittances Article. Return commission shall be allowed on return premiums at the same rate.



                                     8 of 29

B. It is expressly agreed that the ceding commission includes provision for all acquisition costs administrative fees, and for all other expenses (other than the flat 60% charge and up to an additional 2.5% charge for outside legal expense relating to Loss Adjustment Expense) of whatever nature.

                                   ARTICLE 12

ADJUSTMENT OF CEDING COMMISSION

A. As respects Policies written or renewed during the Contract year, the provisional ceding commission will be adjusted upwards in the event the Adjusted Loss Ratio for the Contract Year is below 71.5%. For each 1% point decrease in the Adjusted Loss Ratio, from a starting Adjusted Loss Ratio of 71.5%, the ceding commission will be increased by 1% point. The maximum ceding commission for the Contract Year is 35.0% (corresponding to an Adjusted Loss Ratio of 61.5% or better).

B. The first adjustment of the provisional ceding commission will take place 12 months after the close of the Contract Year. The Company will provide the Reinsurer with a detailed report showing its adjustment calculation and indicating any amounts due. In the event funds are due the Reinsurer, the Company will remit said funds with the report. In the event funds are due the Company, the Reinsurer will remit said funds to the Company within 30 days of receipt of the report.

C. Adjustments will continue to be made each January 1st thereafter until all Losses and Loss Adjustment Expense for the Contract Year have been closed, at which time a final adjustment will be made.

                                   ARTICLE 13

ACCOUNTS AND REMITTANCES

A. Within 30 days following the end of each month, the Company shall render a net account to the Reinsurer, segregated by Contract Year. Such account shall contain the following information, summarized by line of business:

         1.       Ceded Gross Net Earned Premium during the month; less,

         2. The provisional ceding commission rate (applied to ceded Gross Net Earned Premium remitted), and the allowance for Loss Adjustment Expense, as provided for in this Contract; less,

         3. Loss and outside legal expense paid on Losses under Policies written or renewed during the Contract Year (net of the Company's Cumulative Retention under the Loss Corridor and Loss Ratio Cap for the Contract Year, if any); plus,



                                     9 of 29

         4. Subrogation, salvage, or other recoveries on Losses under Policies written or renewed during Contract Year.

         The Company's "Cumulative Retention under the Loss Corridor and Loss Ratio Cap" for the Contract Year shall mean at any time the sum of:

         (a)      the lesser of:

                  (i) 21.5% of the inception-to-date accumulated ceded Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year; and

                  (ii) the amount, if any, by which the inception-to-date accumulated paid Losses Incurred exceed 71.5% of inception-to-date ceded Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year;

         (b) the amount, if any, by which inception-to-date accumulated paid Losses Incurred exceed 106.5% of inception-to-date accumulated Ceded Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year prior to application of the Loss Corridor; and

         (c)      the quota share retention under this Contract.

         Any balances (as calculated in subparagraphs A.1. through A.4. above) due to the Reinsurer shall be paid by the Company within 30 days following the end of the month. Any balances due to the Company shall be paid by the Reinsurer as soon as is reasonably practicable after receiving the monthly report, but not to exceed 30 days following receipt of the monthly report.

B. This account will also bear a notation advising of the Gross Net Written Premium, outstanding Loss and Loss Adjustment Expense reserve, summarized by line of business, and the unearned premium reserve at the end of the period, summarized by line of business, segregated by Contract Year. Should Loss and Loss Adjustment Expense attributable to an ISO catastrophe(s) be involved, the account should bear a notation showing the ISO number(s) and the paid and outstanding amounts applicable.

C. Within 60 days following the end of each annual accounting period, the Company shall furnish to the Reinsurer any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

                                   ARTICLE 14

INTERLOCK

For purposes of calculations under the following Articles and provisions:




                                    10 of 29

         1.       Premium Cap Article;

         2. "Property Per Loss Occurrence Limit" provisions of paragraph B of the Cover Article;

         3.       Loss and Loss Adjustment Expense Article;

         4.       Loss Corridor Article;

         5.       Adjustment of Ceding Commission Article;

         6.       Accounts and Remittances Article; and

         7.       Loss Ratio Cap;

experience (including but not limited to Loss, Loss Adjustment Expense and Gross Net Written Premium, as applicable) under this Contract and under the Companion Contract shall be combined. Any reduction in coverage will be applied to each reinsurance contract on a pro rata basis, based on the proportion of combined Loss, Loss Adjustment Expense or Gross Net Written Premium experience, as applicable.

                                   ARTICLE 15

DEFINITIONS

A. "Loss" shall mean amounts paid or payable by Company for indemnity under the Policies reinsured under this Contract.

B. "Net Retained Liability" shall mean the Company's gross liability for Loss and Loss Adjustment Expense under the Policies, after application of any reinsurance which inures to the benefit of this Contract.

C. "Private Passenger Automobile Physical Damage and Liability Business" shall mean that business classified as private passenger automobile insurance, including liability, physical damage, uninsured/underinsured motorists and personal injury protection.

D. "Companion Contract" shall mean the Non-Traditional Private Passenger Automobile Quota Share Reinsurance Contract, effective at 12:01 a.m., Central Standard Time, January 1, 2002, issued to Mutual Service Casualty Insurance Company (Intermediary Reference Number 0481-10-0009-00).

E. "Gross Net Written Premium" shall mean the gross written premium income on subject business, less returns and cancellations and less written premium income paid for reinsurances, recoveries under which would inure to the benefit of this Contract. Gross Net Written Premium income shall not include premium finance income, billing fees and Policy




                                    11 of 29
         fees, collected by the Company in connection with business covered hereunder, regardless of whether these fees are taxed as premium by the jurisdiction in question.

F. "Gross Net Earned Premium" shall mean the earned portion of the Gross Net Written Premium.

G. "Loss Ratio" shall mean: (a) the Losses Incurred arising from Policies with effective or renewal dates during the Contract Year; divided by,
         (b) the Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year. The "Loss Ratio" will be calculated for the Contract Year using the combined experience of this Contract and the Companion Contract.

H. "Adjusted Loss Ratio" shall mean the Loss Ratio after application of the Loss Corridor and IBNR.

I. "Losses Incurred" shall mean paid Loss and Loss Adjustment Expense, plus outstanding reserves under this Contract and the Companion Contract combined.

J. "IBNR" shall mean the amount added to Losses Incurred for purposes of determining the Adjusted Loss Ratio for the adjustment of the ceding commission for each Contract Year. As respects each Contract Year, the IBNR factor for the first computation of adjusted commission for said Contract Year will be 6% of ceded Automobile Liability Gross Net Earned Premium (excluding property damage) under this Contract and the Companion Contract. For the second computation, the IBNR factor will be reduced to 3% of said premium. IBNR will be eliminated for subsequent computations of adjusted commission for said Contract Year.

K. "Contract Year" shall mean the 12-month period beginning 12:01 a.m., Central Standard Time, January 1, 2002, and each subsequent 12-month period that this Contract remains in force shall be a separate Contract Year.

L. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "Loss Occurrence" shall be further defined as follows:

         1. As regards windstorms, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.



                                    12 of 29

         2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforementioned period.

         3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

         4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

         For all "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 1 68 consecutive hours shall apply with respect to one event, except for those "Loss Occurrences" referred to in subparagraphs 1 and 2 above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

         No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                   ARTICLE 16

ORIGINAL CONDITIONS

All insurances falling under this Contract shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the Insolvency Article of this Contract shall apply).



                                    13 of 29

                                   ARTICLE 17

SPECIAL PROVISIONS

A. The Company may not lower its rates or revise its underwriting guidelines without obtaining prior approval of the majority of the Subscribing Reinsurers, which shall not be unreasonably withheld.

B. The Company shall file for rate changes per the Rate Change Summary dated October 19, 2001, unless otherwise mutually agreed to in quarterly meetings between the Company's management and the Reinsurer.

                                   ARTICLE 18

LOSS AND LOSS ADJUSTMENT EXPENSE

Subject to the terms and conditions of this Contract, any Loss settlement made by the Company within the terms and conditions of the Policy shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

As an allowance for Loss Adjustment Expense (including Declaratory Judgment Expenses), the Reinsurer shall be liable for an amount equal to 6% of the ceded Gross Net Earned Premium hereunder. The Reinsurer shall also reimburse the Company for a pro rata share of any outside legal expenses incurred, but the Reinsurer's liability for such expenses under this Contract and the Companion Contract combined shall not exceed 2.5% of ceded Gross Net Earned Premium under both contracts.

"Declaratory Judgment Expenses" shall mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Contract. Declaratory Judgment Expenses shall be deemed to have been incurred by the Company on the date of the original loss (if any) giving rise to the declaratory judgment action.

                                   ARTICLE 19

OFFSET

The Company and the Reinsurer shall have the right to Offset any balance or balances (whether on account of premiums or Losses) due from one party to the other under the terms of this Contract or any other contract heretofore or hereafter entered into between the Company and the Reinsurer which is classified by the Company as part of the Company's Private Passenger Automobile program. However, in the event of the insolvency of any party hereto, offsets shall




                                    14 of 29
be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the Solvency.

                                   ARTICLE 20

CURRENCY

The currency to be used for all purposes of this Contract shall be United States of America currency.

                                   ARTICLE 21

LOSS RESERVE FUNDING

A. This Article applies only to a reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.

B. The Company agrees, in respect of its Policies or bonds falling within the scope of this Contract, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it will forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer. The "Reinsurer's Obligations" shall be defined as follows:

         1.       unearned premium (if applicable);

         2. known outstanding losses that have been reported to the Reinsurer and Loss Adjustment Expense relating thereto;

         3. losses and Loss Adjustment Expense paid by the Company but not recovered from the Reinsurer;

         4. losses incurred but not reported and Loss Adjustment Expense relating thereto, where the Company has submitted the calculation for said amount to the Reinsurer and the Reinsurer's agreement is not unreasonably withheld.

C. The Reinsurer's Obligations shall be funded by funds withheld, cash advances, trust agreement or a Letter of Credit (LOC). The Reinsurer shall have the option of determining the method of binding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

D. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's Obligations. Such




                                    15 of 29

         LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period.

E. The Reinsurer and Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate trust agreement:

         1. to reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and that has not been otherwise paid;

         2. to make refund of any sum that is in excess of the actual amount required to pay the Reinsurer's Obligations under this Contract (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement);

         3. to fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer's Obligations (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid by the Reinsurer;

         4. to pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

F. If the amount drawn by the Company is in excess of the actual amount required for 1. or 3., or in the case of 4., the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

G. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

H. Fifty days prior to the end of each calendar quarter, the Company shall prepare a specific statement of the Reinsurer's Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner:



                                    16 of 29

         1. If the statement shows that the Reinsurer's Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference. Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

         2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of the LOC (or less than 102% of Reinsurer's Obligations if funding is provided by a trust agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit. Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess.

                                   ARTICLE 22

TAXES

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE 23

FEDERAL EXCISE TAX

(This Article applies only to those reinsurers, domiciled outside the United States of America, who are not exempt from the Federal Excise Tax.)

The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the percentage specified by United States law of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

In the event of any return of premium becoming due hereunder, the Reinsurer shall deduct the percentage specified by United States law from the amount of the return and the Company or its agent should take steps to recover the Tax from the United States Government.



                                    17 of 29

                                   ARTICLE 24

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 25

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

                                   ARTICLE 26

INSOLVENCY

In the event of the insolvency of the Company, reinsurance under this Contract shall be payable by the Reinsurer on the basis of the liability of the Company under Policy or Policies reinsured without diminution because of the insolvency of the Company, to the Company or to its liquidator, receiver, or statutory successor except as provided by Section 4118(a) of the New York Insurance Law or except when the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or when the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding when such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.



                                    18 of 29

When two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                   ARTICLE 27

ARBITRATION

As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Contract will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire meeting at a site in Nashville, Tennessee.

Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or Underwriters at Lloyd's, London, not under the control or management of either party to this Contract. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.

The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.



                                    19 of 29

                                   ARTICLE 28

SERVICE OF SUIT

A. This Article applies only to those reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.

B. In the event of the failure of a Reinsurer to pay any amount claimed to be due under this Contract, the Reinsurer, at the request of the Company, shall submit to the jurisdiction of any court of competent jurisdiction within the United States of America and shall comply with all requirements necessary to give such court jurisdiction; and all matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States of America, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States of America or of any state in the United States of America.

C. Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829 (hereinafter, "agent for service of process"), and in any suit instituted against the Reinsurer upon this Contract, the Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal.

         The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that the agent for service of process shall enter a general appearance on behalf of the Reinsurer in the event such a suit shall be instituted.

         Further, pursuant to any statute of any state, territory or district of the United States of America that makes provision therefor, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof.


                                    20 of 29

                                   ARTICLE 29

ENTIRE CONTRACT

This Contract embodies the entire agreement and understanding between the Company and the Reinsurer relating to the subject matter hereof during the term of this Contract Unless otherwise specifically provided herein, this Contract may be amended, modified or waived only by an instrument in writing signed by the Company and each subscribing reinsurer that is affected by such amendment, modification or waiver.

                                   ARTICLE 30

SEVERABILITY

If any law or regulation of the Federal, state or local government of the United States of America or the rulings of officials having supervision over insurance companies should render the undertaking of this Contract illegal within the jurisdiction of such authority, the Company may upon written notice to the Reinsurer suspend, abrogate or amend this Contract insofar as it relates to such jurisdiction, to the extent necessary to comply with such law, regulation or ruling. Such suspension, abrogation or amendment of a portion of this Contract will in no way affect any other portion thereof.

                                   ARTICLE 31

INTERMEDIARY

Guy Carpenter & Company, Inc., is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including notices, statements, premiums, return premiums, commissions, taxes, Losses, Loss Adjustment Expense, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc., 3600 Minnesota Drive, Suite 400, Edina, Minnesota 55435. Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed payment to the Company only to the extent that such payments are actually received by the Company.

                                   ARTICLE 32

MODE OF EXECUTION

A.       This Contract may be executed by:

         1.       An original written ink signature of paper documents.



                                    21 of 29

         2. An exchange of facsimile copies showing the original written ink signature of paper documents.

         3. Electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

B. The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CONTRACT TO BE EXECUTED BY ITS DULY AUTHORIZED REPRESENTATIVE(S) THIS 27TH DAY OF SEPTEMBER, 2002.

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

/s/ J. Todd Hagely
--------------------------------------------------------------------------------
J. Todd Hagely
Vice President - Finance & Treasurer
Direct Insurance Company
Direct General Insurance Company
Direct General Insurance Company of Louisiana
Direct General Insurance Company of Mississippi




                                    22 of 29

              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                              REINSURANCE - U.S.A.

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         (i) Nuclear reactor power plants including all auxiliary property on the site, or

         (ii) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         (iii) Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         (iv) Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

         (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.



                                    23 of 29

5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.       Reassured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:

         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

         (c) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
NMA 1119

--------------------------------------------------------------------------------
NOTES:   Wherever used herein the terms:

         "Reassured"  shall be understood to mean "Company", "Reinsured",
                      "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"  shall be understood to mean "Agreement", "Contract",
                      "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers" shall be understood to mean "Reinsurers", "Underwriters"
                      or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.





                                    24 of 29

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of; or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph
         (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

         LIMITED EXCLUSION PROVISION.*

         I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction

                      bodily injury or property damage

                  with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)      become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                  provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the




                                    25 of 29

                  Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                  Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

         shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

         BROAD EXCLUSION PROVISION.*

         It is agreed that the policy does not apply:

         I.       Under any Liability Coverage, to

                  injury, sickness, disease, death or destruction

                  bodily injury or property damage

                  (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                  (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.



                                    26 of 29

         II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief

                      first aid,

                  to expenses incurred with respect to

                      bodily injury, sickness, disease or death

                      bodily injury

                  resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

         III.     Under any Liability Coverage, to

                      injury, sickness, disease, death or destruction

                      bodily injury or property damage

                  resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c)      the

                               injury, sickness, disease, death or destruction

                               bodily injury or property damage

                  arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

                      property damage to such nuclear facility and any property thereat.



                                    27 of 29

         IV.      As used in this endorsement:

                  "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1 954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

                  (a)      any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                  and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                  With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property, "property damage" includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Reassured on New York risks, or



                                    28 of 29

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

                  until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

--------------------------------------------------------------------------------
*NOTE. THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL LIABILITY POLICIES WHICH INCLUDE A LIMITED EXCLUSION PROVISION OR A BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

NOTES:   Wherever used herein the terms:

         "Reassured"  shall be understood to mean "Company", "Reinsured",
                      "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

         "Agreement"  shall be understood to mean "Agreement", "Contract",
                      "Policy" or whatever other term is used to designate the attached reinsurance document.

         "Reinsurers" shall be understood to mean "Reinsurers",
                      "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.


21/9/67
NMA 1590 (amended).


                                    29 of 29

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                    AXA CORPORATE SOLUTIONS REASSURANCE PARIS

                          (the "Subscribing Reinsurer")

                                 as respects the

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP
                  (individually and collectively the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurers" as set forth in the Contract attached hereto shall be for 12.50%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective at 12:01 a.m., Central Standard Time, January 1, 2002, subject to the termination provisions of the Commencement and Termination Article of the Contract.



                                     1 of 2

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 27th day of September, in the year of 2002.

                    AXA CORPORATE SOLUTIONS REASSURANCE PARIS

                            /s/ Tatiana Ponomarenko
--------------------------------------------------------------------------------


AXA CS Reassurance Paris will not waive the Premium Cap, notwithstanding the provisions of Article 10.


Market Reference Number: o/Ref.: 212650





                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT




                                     2 of 2

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                           DORINCO REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP
                          (collectively the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurers" as set forth in the Contract attached hereto shall be for 10.00%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective at 12:01 a.m., Central Standard Time, January 1, 2002, subject to the termination provisions of the Commencement and Termination Article of the Contract.


                                     1 of 2

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 27th day of September, in the year of 2002.

                           DORINCO REINSURANCE COMPANY

                              /s/ Patrick O'Connor
--------------------------------------------------------------------------------





Market Reference Number: TA 33587





                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT





                                     2 of 2

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                        FOLKSAMERICA REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP
                          (collectively the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurers" as set forth in the Contract attached hereto shall be for 10.00%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective at 12:01 a.m., Central Standard Time, January 1, 2002, subject to the termination provisions of the Commencement and Termination Article of the Contract.



                                     1 of 2

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 27th day of September, in the year of 2002.

                        FOLKSAMERICA REINSURANCE COMPANY

                              /s/ Peter L. Hudson
--------------------------------------------------------------------------------





Market Reference Number:





                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT





                                     2 of 2

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                     OVERSEAS PARTNER US REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP
                  (individually and collectively the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurers" as set forth in the Contract attached hereto shall be for 40.0%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

                                     1 of 3

The following shall apply to the Subscribing Reinsurer's share in the attached Contract in lieu of paragraph B of Article 10 - Premium Cap - of the Contract:

         B. If any Premium Cap is exceeded, or is projected by the Company to be exceeded, during the Contract Year, the Reinsurer shall have the right to waive the Premium Cap, or to invoke either of the following options within 60 days of the receipt by the Reinsurer of the monthly report indicating that a Premium Cap has been exceeded:

                  1. Reduce the quota share percentage under this Contract and the Companion Contract, as respects the business for which the Premium Cap is exceeded, to the proportion that 25% of the Premium Cap bears to the total Gross Net Written Premium under this Contract and the Companion Contract in the state(s) to which the Premium Cap applies; or

                  2. As respects Policies issued in the state(s) in which the Premium Cap is exceeded, exclude from cession under this Contract and the Companion Contract all such Policies issued after the Premium Cap is reached (as estimated after returns and cancellations).

                  Failure by the Reinsurer to make an election within 60 days as indicated above will constitute waiver of the specific Premium Cap upon which the Reinsurer has received notice.

This Agreement shall be effective at 12:01 a.m., Central Standard Time, January 1, 2002, subject to the termination provisions of the Commencement and Termination Article of the Contract.





                                     2 of 3

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 27th day of September, in the year of 2002.

                     OVERSEAS PARTNER US REINSURANCE COMPANY

                             /s/ Michael J. Cascio
--------------------------------------------------------------------------------





Market Reference Number:





                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT







                                     3 of 3

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                            SCOR REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       and

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP
                          (collectively the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurers" as set forth in the Contract attached hereto shall be for 27.50%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurers in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective at 12:01 a.m., Central Standard Time, January 1, 2002, subject to the termination provisions of the Commencement and Termination Article of the Contract.



                                     1 of 2

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 27th day of September, in the year of 2002.

                            SCOR REINSURANCE COMPANY

                             /s/ Marushka Stefanova
--------------------------------------------------------------------------------





Market Reference Number: TOO 9143





                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING

                            DIRECT INSURANCE COMPANY

                        DIRECT GENERAL INSURANCE COMPANY

                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA

                                       AND

                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI

   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF

                            THE DIRECT GENERAL GROUP

                  NON-TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT




                                     2 of 2